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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 16, 2005
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      0-15291               36-3312434
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                       Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 - OTHER MATTERS

FILING OF FORM 12b-25

         On August 16, 2005, Arlington Hospitality, Inc. (the "Company") filed with the SEC a Form 12b-25 indicating that it is unable to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 by the deadline for the filing of such Quarterly Report. The Company reported that it is unable to timely file the Quarterly Report due to demands placed on Company's management relating to the bankruptcy filing of the Company's wholly-owned subsidiary, Arlington Inns, Inc. (the "Subsidiary"). (As reported in the Company's previously filed Current Report on Form 8-K, on June 22, 2005, the Subsidiary, filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy
Code). The Company has not yet determined the proper accounting adjustments, if any, to the Subsidiary's hotel leases as a result of the Subsidiary's bankruptcy filing. The Company is assessing the impact of this filing on the carrying values of certain other Company assets, including the establishment of a reserve against its deferred tax asset, among other considerations. Additionally, the Company is a guarantor of certain of the obligations of the Subsidiary and, therefore, the impact of the Subsidiary's bankruptcy filing is being reviewed in order to determine the Company's exposure under these guarantees.

         Due to the Subsidiary's Chapter 11 filing and in an effort to improve the Company's financial position and enhance liquidity, the Company is also working with its recently engaged financial advisor, Chanin Capital L.L.C. Chanin Capital was engaged to review the Company's assets and liabilities, business and financial projections and to determine its strategic and financial alternatives relating to negotiating with the Company's creditors and stakeholders including determining whether the Company should file a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code.

         As a result of the work necessary to complete the Company's Form 10-Q for the quarter ended June 30, 2005, the Company does not believe that it will file the Form 10-Q within the extended time frame permitted under Rule 12b-25 (five calendar days of the due date of the Form 10-Q). The Company expects to file its Form 10-Q for the quarter ended June 30, 2005 as soon as practicable.

NEGOTIATIONS WITH PMC COMMERCIAL TRUST

         As previously disclosed, the Subsidiary's sole business consists of the operation of 15 AmeriHost Inn hotels pursuant to leases with PMC Commercial Trust and its affiliates ("PMC"). Prior to the Subsidiary's bankruptcy filing, PMC filed various lawsuits seeking payment of past due rent for the leased hotels and current payment of any past due real estate taxes for these leased hotels. Since the Subsidiary's bankruptcy filing, the Company and the Subsidiary have had discussions with PMC in an attempt to resolve these matters and restructure the hotel leases. As of the date of the filing of this Form 8-K, however, the parties have not reached a settlement or restructuring agreement. Based on these discussions, the Company and the Subsidiary believe that reaching a settlement is unlikely. If the Company, Subsidiary and PMC are unable to reach a settlement, PMC may pursue its rights and remedies under the guaranty provided by the Company, and, if successful under the guaranty, the Company's liquidity may be significantly impacted.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 16, 2005


                                         Arlington Hospitality, Inc.
                                         (Registrant)

                                         By: /s/ Stephen K. Miller
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                                                 Stephen K. Miller
                                                 Interim Chief Executive Officer

                                         By: /s/ James B. Dale
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                                                 James B. Dale
                                                 Senior Vice President and
                                                 Chief Financial Officer